Exhibit 99.1

SHAP 2018-1, LLC CFMT 2020-HB3 Due Diligence Review

April 30, 2020

This document is protected under the copyright laws of the United States and other countries as an unpublished work. This document contains information that is proprietary and confidential to American Mortgage Consultants, Inc. or its technical alliance partners, which shall not be disclosed outside or duplicated, used, or disclosed in whole or in part for any purpose other than to evaluate American Mortgage Consultants, Inc. Any use or disclosure in whole or in part of this information without the express written permission of American Mortgage Consultants, Inc. is prohibited.

© 2020 American Mortgage Consultants, Inc. (Unpublished). All rights reserved.

SHAP 2018-1 LLC, CFMT 2020-HB3 Due Diligence

Review Results

Summary

AMC Diligence, LLC (“AMC”) reviewed a population of 1,911 Home Equity Conversion Mortgage loans (“HECMs”) owned by SHAP 2018-1, LLC (“Client”). The HECM portfolio is sub-serviced by Celink (“Celink”). The review included review of data, documentation and images provided by the sub-servicer, validation of key servicing system data, and confirmation of FHA Mortgage Insurance. Due diligence also included an order of Broker Price Opinions (“BPOs”) to gain insight into market value on a sample of properties. It also included data driven lien searches and current owner title searches retrieved by AMC. The procedures followed during AMC’s review (the “Review”) and the results of the Review are detailed below.

Original sample selections were grossed up by 20% from original statistical sample sizes to preserve levels of statistical significance in the event of drops from the securitization population after due diligence commencement. The original population for securitization was reduced from 2,088 HECMs to 1,911 HECMs (the “Securitization Population”) after sample selections were made and due diligence commenced. The one-hundred seventy-seven (177) drops were requested by SHAP 2018-1, LLC. Population reductions within each procedure tested may have altered overall statistical samples because of dropped loans after sampling was completed. Samples sizes and exceptions identified within the procedures below have excluded dropped loans.

Procedures

1.	Obtain a data tape from SHAP 2018-1, LLC, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the below fields in the sub-servicer’s servicing system of record agree to the data tape.
•	MIP Rate
•	Current UPB
•	Current Interest Rate
•	Marketable Title Date
•	Loan Status

MIP Rate

From a sample of 357 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the MIP Rate represented in the screen shot or servicing system as of 2/29/2020 to the value represented in the data tape. There were no exceptions noted.

Current UPB

From a sample of 357 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the current UPB represented in the screen shot or servicing system as of 2/29/2020 to the value represented in the data tape. There were no exceptions noted.

Current Interest Rate

From a sample of 357 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Current Interest Rate represented in the screen shot or servicing system as of 2/29/2020 to the value represented in the data tape. There were no exceptions noted.

Marketable Title Date

From a sample of 357 HECMs, AMC identified twenty-four (24) HECMs with marketable title dates. AMC reviewed servicing system screen shots or the servicing system for the twenty-four (24) HECMs and compared the marketable title date represented in the screen shot or servicing system as of 2/29/2020 to the value represented in the data tape. There were three (3) exceptions, two (2) due to discrepancies between the tape data and the due diligence findings and one (1) due to no documentation being provided to support the due diligence. There were no other exceptions noted.

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Loan Status

From a sample of 357 HECMs, AMC reviewed the servicing system screenshot or servicing system transaction history containing loan status effective dates. There was one (1) data discrepancy noted. No other exceptions were noted.

b.	If the below fields from the original document of record, HUD’s “HERMIT” system, HUD documents or combination of systems agree with the data tape.
•	Max Claim Amount
•	Called Due Date
•	UPB at Called Due Date
•	Original Note Rate
•	Margin (on adjustable rate loans)
•	Index (on adjustable rate loans)
•	Debenture Rate
•	Foreclosure First Legal Date
•	Closing Date
•	Amortization Type
•	FHA Case Number
•	Original Principal Limit

Max Claim Amount

From a sample of 357 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer and compared the Max Claim Amount represented in the screen shot to the data tape provided by SHAP 2018-1, LLC. No exceptions were identified.

Called Due Date

From a sample of 357 HECMs, AMC identified 249 HECMs with a Called Due Date in the data tape. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date and compared the dates to the Called Due Date listed in the data tape provided by SHAP 2018-1, LLC. AMC noted seventy-five (75) exceptions. Three (3) of the variances were due to no HUD approval for the Called Due instance and one (1) exception was due to missing Called Due information in the servicing system of record. The remaining seventy-one (71) exceptions were due to data discrepancies between the tape data and the audit findings. No other exceptions were noted.

UPB at Called Due Date

From a sample of 357 HECMs, AMC identified 249 HECMs with a UPB at Called Due Date in the data tape.  AMC reviewed a screen shot provided by SHAP 2018-1, LLC representing the HECM balance history and compared the UPB at the time of the Called Due Date represented in the screen shot to the value represented in the data tape.  There were twenty-three (23) exceptions noted. Three (3) of the variances were due to no HUD approval for the Called Due instance and one (1) exception was due to missing Called Due information in the servicing system of record. The remaining nineteen (19) exceptions were due to data discrepancies between the tape data and the audit findings. No other exceptions were noted.

Original Note Rate

From a sample of 357 HECMs, AMC reviewed the original Note provided by SHAP 2018-1, LLC. AMC compared the Note Rate represented in the Note to the Note Rate on the data tape provided by SHAP 2018-1, LLC. There were twelve (12) exceptions noted. One (1) exception was due to missing documentation and eleven (11) exceptions were due to data discrepancies between the tape data and the audit findings. No other exceptions were noted.

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Margin (on adjustable rate HECMs)

From a sample of 357 HECMs, AMC identified 342 HECMs with adjustable rate features. AMC reviewed the Original Note provided by SHAP 2018-1, LLC for the 342 HECMs. AMC compared the Margin represented in the Note to the Margin represented in the tape provided by SHAP 2018-1, LLC. There was one (1) exception noted due to missing documentation. There were no other exceptions noted.

Index (on adjustable rate HECMs)

From a sample of 357 HECMs, AMC identified 342 HECMs with adjustable rate features. AMC reviewed the Original Note provided by SHAP 2018-1, LLC for the 342 HECMs. AMC compared the Index represented in the Note to the Index represented in the tape provided by SHAP 2018-1, LLC. There was one (1) exception noted due to missing documentation. There were no other exceptions noted.

Debenture Rate

From a sample of 357 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer to determine the endorsement date and looked up the corresponding debenture interest rate to Mortgagee Debenture Interest Rates published by HUD. AMC compared the debenture rate to the tape data. AMC was unable to validate two (2) HECMs. Debenture rate data for the two (2) HECMs was missing from the data tape provided by SHAP 2018-1, LLC. There were no other exceptions noted.

Foreclosure First Legal Date

From a sample of 357 HECMs, AMC identified 153 HECMs with a Foreclosure First Legal Date. AMC reviewed the 153 HECMs utilizing imaged copies of foreclosure complaints, Notices of Default, and other first legal evidence relevant to the foreclosure action and compared the Foreclosure First Legal Date to the data tape provided by SHAP 2018-1, LLC. There were five (5) exceptions, four (4) due to data discrepancies between the tape data and the audit findings and one (1) exception due to missing documentation. No other exceptions were noted.

Closing Date

From a sample of 357 HECMs, AMC reviewed HERMIT screen shots or HUD settlement documents from the sub-servicer to determine the closing date recognized by HUD and compared the date to the tape data. AMC identified one (1) exception due to a discrepancy between the documentation provided and the data tape. There were no other exceptions noted.

Amortization Type

From a sample of 357 HECMs, AMC reviewed the Original Note provided by SHAP 2018-1, LLC. AMC compared the Amortization Type represented in the Note and Riders to the data tape provided by SHAP 2018-1, LLC. There was one (1) exception due to missing documentation. No other exceptions were noted.

FHA Case Number

From a sample of 357 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer and compared the FHA Case Number represented in the screen shot to the data tape provided by SHAP 2018-1, LLC. There were no exceptions noted.

Original Principal Limit

From a sample of 357 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer to determine the Original Principal Limit and compared the Original Principal Limit to the tape provided by SHAP 2018-1, LLC. There were six (6) exceptions noted due to data discrepancies. There were no other exceptions noted.

2.	Obtain and review FHA reporting from SHAP 2018-1, LLC and determine that all HECMs have FHA insurance coverage.

AMC evaluated FHA coverage on 1,911 assets in the Securitization Population. There was one (1) exception noted where HERMIT identified that endorsement had been terminated as of 2/25/20. There were no other exceptions noted.

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3.	Obtain the most recent valuations report including date of valuation, type, and amount, and
a.	Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine if the value and valuation date in the servicing system match those found in the imaged copy valuation.

AMC selected and reviewed 360 of the most recent appraisals found in the Securitization Population validating the date and amount from the imaged appraisal to the servicing system data. AMC initially identified 145 unique HECMs with variances. Ninety-nine (99) variances were subsequently cleared with a tape update. The remaining forty-six (46) exceptions were due to twenty-nine (29) missing documents, fourteen (14) variances due to a date and amount discrepancy, and three (3) variances due to a date discrepancy. No other exceptions were noted.

AMC did not review the appraisal in order to ascertain the validity of any values. AMC makes no representations or warranties about the underlying value of the property.

4.	Obtain a list of HECMs in due and payable status, and select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:
a.	If property inspections have been ordered and if occupancy status has been updated in the servicing system.

AMC reviewed 336 HECMs in the Securitization Population and compared property occupancy status represented in the inspection report to the occupancy information in the data tape. AMC identified a total of 203 exceptions. 202 variances were due to the property inspection report showed a different result than the data tape and one (1) HECM had an inspection that was not provided or could not be located by the sub-servicer for review. The variances identified were shared with SHAP 2018-1, LLC. SHAP 2018-1, LLC explained that the occupancy status reflected on the data tape represented the result of a difference in system report compared to the outcome found on the property inspections. Celink does not currently store inspection-based occupancy data in their servicing platform. The different occupancy data source has resulted in the high variance rates.

Below is a summary of the findings:

Tape Data	Audit Data	Count
Occupied	Canceled	1
Occupied	Mortgagor Occupied	12
Occupied	N/A	5
Occupied	Occupied	77
Occupied	Unable to Verify	1
Occupied	Vacant	2
Non-occupied	Mortgagor Occupied	18
Non-occupied	N/A	13
Non-occupied	Non-Occupied	62
Non-occupied	Occupied	133
Non-occupied	TENANT OCCUPIED	1
Non-occupied	Unknown	8
Non-occupied	Unable to Verify	2
Non-occupied	No documentation provided	1
	Total	336

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b.	If the primary borrower was sixty-two (62) years of age or older at the time of closing based upon documents validating age in the imaging system and provided by SHAP 2018-1, LLC.

From a sample of 336 HECMs in the Securitization Population, AMC reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination and was available in the imaged loan file and the borrower was sixty-two (62) years of age or older at the time of closing. The due diligence results identified forty-seven (47) variances. Thirty (30) variances were due to missing documentation, ten (10) variances were due to an unacceptable form of ID being provided for audit, five (5) variances were due to data discrepancies, and two (2) variances were due to an illegible ID being provided. At SHAP 2018-1, LLC’s request, a social security number search was run via LexisNexis to verify the primary borrower’s birthdate. Thirty-nine (39)) of the HECMs with exceptions identified had dates of birth and loan eligibility subsequently confirmed through the search. There were no other exceptions noted.

5.	Obtain a list of loans with corporate advances and all transaction level detail, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and:
a.	Determine that foreclosure and bankruptcy attorney fees have not exceeded FHA allowable limits,

AMC identified 309 HECMs within the sample selection with foreclosure or bankruptcy corporate advances. AMC tested the 309 HECM foreclosure and bankruptcy attorney fees against allowable limits detailed in HUD Mortgagee Letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, and additional details provided by SHAP 2018-1, LLC and the sub-servicer. Of the 309 HECMS with advances, AMC identified eighty-four (84) HECMs with over-allowable advances. No other exceptions were noted.

b.	Select an individual property preservation transaction for each loan and determine that the transaction has not exceeded a per-event FHA allowance.

AMC identified 352 HECMs within the sample selection with property preservation advances. AMC randomly selected a single property preservation transaction from the 352 HECMs. AMC tested the sample of loan-level property preservation fee transactions against allowable limits detailed in HUD Mortgagee letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, FHA over-allowable approvals, and additional details provided by SHAP 2018-1, LLC. AMC identified nine (9) exceptions. On five (5) of the nine (9) exceptions, SHAP 2018-1, LLC was unable to provide over-allowable approvals to support associated advances. On four (4) of the nine (9) exceptions, SHAP 2018-1, LLC was unable to provide documentation to support the advance. There were no other exceptions noted.

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c.	Select an individual tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 353 HECMs within the sample selection with a tax or insurance disbursement. AMC randomly selected a single tax or insurance transaction from each of those 353 HECMs, requested relevant invoice support from SHAP 2018-1, LLC and verified that the amount and coding of the disbursement is accurately represented in the servicing system A total of thirteen (13) variances were identified. Nine (9) variances were subsequently cleared after SHAP 2018-1, LLC explained its practice on payment of tax bill fees and related mailing charges in combination with a tax payment. The four (4) remaining variances where due to no documentation being provided to support the advance. There were no other exceptions noted.

d.	Select an individual foreclosure, bankruptcy, property preservation, or other non-tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 356 HECMs within the sample selection with a non-tax or insurance disbursement. AMC randomly selected a single disbursement transaction from each of those 356 HECMs, requested relevant invoice support from SHAP 2018-1, LLC and verified that the amount and coding of the disbursement is accurately represented in the servicing system. There were nineteen (19) variances identified. All nineteen (19) variances were unable to be supported with documentation. There were no other exceptions noted.

6.	Identify HECMs with property valuations twenty-four (24) or more months old. Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and order Broker Price Opinions. Identify HECMs with property valuations less than twenty-four (24) months old but greater than twelve (12) months old, select an 8% sample, and order Broker Price Opinions.

BPOs for a total of 327 HECMs were ordered for HECMs in the Securitization Population. The results of all the valuations have been provided to SHAP 2018-1, LLC.

Please note that AMC did not review the BPOs in order to ascertain the validity of any values and AMC makes no representations or warranties about the underlying value of the property.

title results

As requested by the Client, either a title review and/or Black Knight lien search was included in AMC’s scope of review on all loans in the securitization population except ninety-six (96) loans that were in an REO status. 1,280 loans received a title review utilizing a current owner’s title search and supporting materials provided by Client. 569 loans received a Black Knight Lien Alert report.

To facilitate the title review on 1,280 loans, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on Schedule B of the applicable title policies.

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SUMMARY (1,280 Mortgage Loans)

As part of the due diligence services, the Client provided AMC with identifying data on 1,280 mortgage loans. There were sixty-two (62) mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein. Each of these sixty-two (62) mortgage loans that had a senior lien encumbrance recorded before the recordation of the subject mortgage; however, none of these mortgage loans had the senior encumbrance cited on Schedule B of the related title policy. AMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 1,218 mortgage loans.

BLACK KNIGHT SUMMARY (569 Mortgage Loans)

As part of the due diligence services, the Client provided AMC with identifying data on 569 mortgage loans and a Black Knight Lien Alert was obtained for these assets. The title evidence obtained indicated that there were no critical exceptions related to lien position on these 569 mortgage loans.

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